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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ashworth, Inc.:

We consent to the use of our report dated February 13, 2004 included herein.

/s/ DOUGHERTY MCKINNON & LUBY, LLC

Columbus, Georgia
September 16, 2004